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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                               SEPTEMBER 29, 2004


                              DIOMED HOLDINGS, INC.


         DELAWARE                       000-32045               84-140636
         --------                       ---------               ---------
(State or other jurisdiction of  (Commission File Number) (IRS Employer
                 incorporation)                            Identification No.)

              1 DUNDEE PARK
               ANDOVER, MA                                     01810
               -----------                                     -----
(Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (978-475-7771)

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

On September 28, 2004, Diomed Holdings, Inc. (the "Company") entered into definitive agreements for the sale and issuance of convertible debentures, common stock and warrants to purchase common stock to certain accredited investors in a private placement financing transaction. The Company will receive gross proceeds of $10,614,503 from this transaction, which the Company will use for its general working capital purposes. The closing of this transaction is subject to certain conditions, including listing with the American Stock Exchange ("AMEX") of the shares of common stock to be sold. If these conditions are not satisfied on or before November 15, 2004, then the transaction will be terminable by the investors.

The following summarizes the principal terms of the transaction:

VARIABLE RATE CONVERTIBLE DEBENTURES

The Company will issue an aggregate of $7,000,000 principal amount of convertible debentures at par. The convertible debentures will bear interest (payable quarterly in arrears on March 31, June 30, September 30 and December
31) at a variable rate of 400 basis points over six-month LIBOR and mature four years from the date of issuance.

The debentures will be convertible at any time at the option of the holder into the Company's common stock at a conversion price of $2.29 per share, which is 120% of the closing price of the common stock on the AMEX on the trading day prior to the date that the Company and the investors signed the definitive purchase agreements (which was $1.91 per share). The conversion price is subject to certain adjustments, including for future sales of securities below the conversion price, with a minimum conversion price of $2.20 per share unless the Company obtains stockholder approval to reduce the conversion price below $2.20. Subject to certain conditions, the debentures will also be convertible at the Company's option at any time after the first anniversary of the issuance date if the closing price of the Company's common stock equals or exceeds 175% of the conversion price for at least 20 consecutive trading days. Also subject to certain conditions, upon maturity, the Company may cause the holders to convert the entire principal amount of debentures outstanding into shares of common stock upon maturity, at a price per share equal to the lesser of the stated conversion price and 90% of the volume weighted average trading price of its common stock for the 20 days prior to the maturity date.

At the Company's option, subject to certain conditions, interest will be payable in shares of its common stock in lieu of cash, at a conversion price which is based on the closing prices of the common stock on the fifth through first trading days immediately preceding the interest payment date. The conversion rate for interest will be discounted by 10% if the Company obtains stockholder approval of this discount. In any event, though, without stockholder approval, the conversion rate for interest will not be less than $1.91, the closing price of the common stock on the AMEX on the trading day prior to the date that the Company and the investors signed the definitive purchase agreements.

COMMON STOCK

The Company will issue and sell, for an aggregate gross purchase price of $3,614,503, shares of its common stock at a purchase price of $1.53 per share, which is 80% of the closing price of the common stock on the AMEX on the trading day prior to the date that the Company and the investors signed the definitive purchase agreements. Accordingly, the Company will issue a total of 2,362,420 shares of its common stock to the investors who are purchasing common stock in this transaction.

WARRANTS TO PURCHASE COMMON STOCK

In connection with the issuance of both the convertible debentures and the common stock, the Company will issue warrants to purchase shares of its common stock. In the case of the investors who are purchasing convertible debentures, the Company will issue warrants to purchase up to 1,832,461 shares of its common stock, and in the case of the investors who are purchasing common stock, the Company will issue warrants to purchase up to 1,181,210 additional shares of its common stock. The warrants will be exercisable for five years from the date of issuance at an exercise price of $2.10 per share, which is 110% of the closing price of the common stock on the AMEX on the trading day prior to the date that the Company and the investors signed the definitive purchase agreements (which was $1.91 per share). The exercise price is subject to certain adjustments, including for future sales of securities below the exercise price, with a minimum exercise price of $1.91 per share unless the Company obtains stockholder approval to reduce the exercise price below $1.91. In addition, if the shares of common stock underlying the warrants are not registered with the United States Securities and Exchange Commission (the "Commission") within one year from the closing date, the warrant holders may exercise their warrants by means of a "cashless exercise" at a formula set forth in the form of warrant instead of paying cash to the Company upon exercise.

REGISTRATION OF COMMON STOCK

The Company has agreed to undertake registration with the Commission of the common stock and common stock underlying the convertible debentures and warrants. Accordingly, the Company is required to file a registration statement with the Commission within 30 days of the closing date of the financing transaction, which registration must be declared effective by the Commission within 90 days of the closing date (or 120 days if the Commission reviews the registration statement). If the Company does not file the registration statement within 30 days of the closing date or if the Commission does not declare the registration statement effective within the prescribed time period, the Company is required to pay certain amounts to the investors.

EXEMPTION FROM REGISTRATION

The securities issued in the private placement financing transaction were issued without registration with the Commission, pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. This exemption applies because the Company did not make any public offer to sell any securities, but rather, the Company only offered securities to persons known to the Company to be accredited investors and only sold securities to persons who represented to the Company in writing that they are accredited investors.

COMMISSIONS

The Company engaged a placement agent in connection with this private placement transaction. Under its agreement with the placement agent, the Company will pay, in cash, commissions of 7% of the gross proceeds of the financing, or, approximately $743,000.

FURTHER INFORMATION

The full terms and conditions of the financing are set forth in the Securities Purchase Agreement for the Convertible Debentures, the Securities Purchase Agreement for the Common Stock, the form of Convertible Debenture, the form of Common Stock Purchase Warrant and the Registration Rights Agreement, each of which is filed as an exhibit with this Current Report and are incorporated herein by reference.

The Company also issued a press release relating to the financing transaction on September 28, 2004, which is filed as an exhibit with this Current Report and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

---------------- ------------------------------------------------------------------------------------------------
10.1             Securities Purchase Agreement for Convertible Debentures, dated as of September 28, 2004
---------------- ------------------------------------------------------------------------------------------------
10.2             Form of Convertible Debenture, to be dated as of the Closing Date
---------------- ------------------------------------------------------------------------------------------------
10.3             Form of Warrant, to be dated as of the Closing Date
---------------- ------------------------------------------------------------------------------------------------
10.4             Registration Rights Agreement, dated as of September 28, 2004
---------------- ------------------------------------------------------------------------------------------------
10.5             Securities Purchase Agreement for Common Stock, dated as of September 28, 2004
---------------- ------------------------------------------------------------------------------------------------
99.1             Press Release dated September 28, 2004, regarding private placement financing
---------------- ------------------------------------------------------------------------------------------------

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                DIOMED HOLDINGS, INC.
                                (Registrant)

Date: September 29, 2004        By:    /s/  JAMES A. WYLIE, JR.
                                      --------------------------
                                Name: James A. Wylie, Jr.
                                Title:President and Chief Executive Officer

List of Exhibits
---------------- ------------------------------------------------------------------------------------------------
10.1             Securities Purchase Agreement for Convertible Debentures, dated as of September 28, 2004
---------------- ------------------------------------------------------------------------------------------------
10.2             Form of Convertible Debenture, to be dated as of the Closing Date
---------------- ------------------------------------------------------------------------------------------------
10.3             Form of Warrant, to be dated as of the Closing Date
---------------- ------------------------------------------------------------------------------------------------
10.4             Registration Rights Agreement, dated as of September 28, 2004
---------------- ------------------------------------------------------------------------------------------------
10.5             Securities Purchase Agreement for Common Stock, dated as of September 28, 2004
---------------- ------------------------------------------------------------------------------------------------
99.1             Press Release dated September 28, 2004, regarding private placement financing
---------------- ------------------------------------------------------------------------------------------------